UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by Party other than Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

FORWARD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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$_____ per share as determined under Rule 0-11 under the Exchange Act.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

_________________________

To The Shareholders of Forward Industries, Inc.:

We are pleased to invite you to attend the Special Meeting of Shareholders of Forward Industries, Inc. (the “Special Meeting”) to be held on September 4, 2025, at 10:00 a.m. Eastern Time. This Special Meeting will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/FWD2025SM. At the Special Meeting, our shareholders will be asked:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 300,000,000 shares (the “Authorized Share Increase Proposal”).

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to a conversion of Series A-1 Preferred Stock (the “Series A-1”) without giving effect to the Share Cap and the Individual Holder Share Cap (collectively, the “Conversion Caps”) in the Series A-1 Certificate of Designation (the “Nasdaq 20% Issuance Proposal Series A-1”).

3.	To approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.

Only shareholders of record as of the close of business on August 13, 2025 are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Please see pages 1-5 for additional information regarding accessing the Special Meeting and how to vote your shares. You do not need to attend the virtual meeting to vote your shares.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to join the Special Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

We appreciate your continued confidence in our Company and look forward to your joining us virtually on September 4, 2025.

By the Order of the Board of Directors

/s/ Michael Pruitt

Michael Pruitt

Interim Chief Executive Officer

Dated: August [●], 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 4, 2025: This Proxy Statement is available free of charge at: https://www.proxyvote.com

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.

BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Special Meeting virtually. See page 1 for additional details on how to attend.

We urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

(631) 547-3041

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Forward Industries, Inc., which we refer to as “Forward” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the Special Meeting of Shareholders to be held on September 4, 2025 at 10:00 a.m. Eastern Time. The Special Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/FWD2025SM. The proxy materials relating to the Special Meeting are first being mailed to shareholders entitled to vote at the meeting on or about August 15, 2025.

What is the Purpose of the Special Meeting?

The Board is soliciting your proxy for use at our Special meeting as you are entitled to vote on the following proposals:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 300,000,000 shares.

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to the conversion of Series A-1 without giving effect to the Conversion Caps contained in the Series A-1 Certificate of Designation.

3.	To approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.

Can I attend the Special Meeting in person?

This Special Meeting will be held exclusively online, with no option to attend in person. If you plan to attend the virtual meeting, you will need to visit www.virtualshareholdermeeting.com/FWD2025SM and use your 16-digit control number provided on the proxy card to log into the meeting. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the Special Meeting’s 10:00 a.m. start time.

Who is Entitled to Vote?

Our Board has fixed the close of business on August 13, 2025 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. On the record date, there were [●] shares of common stock outstanding. The actual number of shares outstanding as of the Record Date will be provided in the Definitive Proxy Statement when filed with the Securities and Exchange Commission and distributed to shareholders.

Each share of Forward common stock represents one vote that may be voted on each matter that may come before the Special Meeting. As of the record date, Forward had 4,925 shares of Series A-1 Convertible Preferred Stock outstanding and 1,000,000 shares of Series B outstanding. The Series A-1 and the Series B holders have no voting rights with respect to the proposals at this Special Meeting.

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What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Forward.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

Who May Attend the Virtual Meeting?

Record holders and beneficial owners may attend the Special Meeting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the Special Meeting. We encourage you to vote your proxy by Internet, by phone or by mail prior to the meeting, even if you plan to attend the virtual Special Meeting.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2025SM and follow the instructions provided on the website.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your voting instruction form.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2025SM and follow the instructions provided on the website.

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What Constitutes a Quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when thirty-three and one third percent (33.3%) of the outstanding shares of stock of the Company entitled to vote, represented in person or by proxy, are present in person or represented by proxy. Shares owned by Forward are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Forward is unable to obtain a Quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter by the deadline specified in their voting instruction form, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 1 and 3 are considered routine and Proposal 2 is considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions
Increase in Authorized Shares	Majority of outstanding shares of common stock.	Yes.	Same as vote “Against.”
Nasdaq 20% Issuance Proposal - Series A-1	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	No effect.
Adjournment of the Special Meeting	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes	Same as a vote “Against.”

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What Are the Voting Procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by (1) giving written notice to the Corporate Secretary of Forward, (2) delivering a proxy card dated after the date of your original proxy; or (3) voting during the Special Meeting. Any written revocation must be received by the Corporate Secretary before the Special Meeting begins. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the Special Meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Forward. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held by such persons of record, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you submit a signed proxy card, the persons named as proxy holders, Mr. Michael Pruitt and Ms. Kathleen Weisberg, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting. If for any unforeseen reason any of our nominees becomes unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

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If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Forward stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788 or (631) 547-3041.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Forward shareholders with any of the proposals brought before the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Special Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Special Meeting by 11:59 p.m. Eastern Time on September 3, 2025.

The Board unanimously recommends that shareholders vote “FOR” Proposals 1, 2 AND 3.

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PROPOSAL 1. AUTHORIZED SHARES INCREASE

Overview

On August 6, 2025, the Board unanimously approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase the Company’s authorized shares of common stock from 40,000,000 to 300,000,000 shares. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Annex A.

The Company currently has a total of 44,000,000 shares of capital stock authorized under the Certificate of Incorporation, consisting of 40,000,000 shares of common stock and 4,000,000 shares of preferred stock. The Board is asking our shareholders to approve an amendment that will increase the number of authorized shares of common stock from 40,000,000 to 300,000,000 and increase the number of authorized shares of all classes of stock from 44,000,000 to 304,000,000. The number of shares of authorized preferred stock would remain unchanged.

No other changes to the Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of preferred stock. The amendment is not intended to modify the rights of existing shareholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be identical to the shares of common stock currently authorized and outstanding under our Certificate of Incorporation, none of which have preemptive or similar rights to acquire the newly authorized shares.

Reasons for the Amendment

The Board believes that it is in the Company’s best interest to increase the number of authorized shares of our common stock from 40,000,000 shares to 300,000,000 shares in order to provide the Company with greater flexibility to issue additional shares for purposes such as raising capital and other corporate needs without the need to obtain additional shareholder approval to increase our authorized shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth. Other than its equity line of credit, the Company has no definitive agreements to issue common stock in the future

Effects of the Amendment

The proposed amendment to our Certificate of Incorporation would increase the total number of authorized shares of the Company’s common stock to 300,000,000 shares.

The rights and preferences of the shares of common stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of shareholders, or any aspect of the Company’s business will materially change as a result of the proposed amendment. The increase in authorized shares will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power.

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While the increase in authorized shares will not have an immediate effect on the rights of existing shareholders, it may have a dilutive effect on the Company’s existing shareholders if additional shares are issued. The perception that there might be additional or future dilution to our existing shareholders may put pressure on our stock price.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares which could make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and shareholders.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Shareholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

If this proposal is not approved by the shareholders, the Company may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to the Company’s growth and success.

Recommendation of the Board

The Board recommends that the shareholders vote “FOR” the Authorized Share Increase Proposal.

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PROPOSAL 2. NASDAQ 20% ISSUANCE PROPOSAL – SERIES A-1

The Company’s common stock is listed on The Nasdaq Capital Market (“Nasdaq”), and, as such, is subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Nasdaq listing rules require a company listed on Nasdaq to obtain shareholder approval prior to the issuance of common stock in connection with the issuance of securities to a substantial shareholder or other related party of the Company where the issuance would result in such person beneficial ownership exceeding 20% of the Company’s common stock. The potential issuance of additional shares of common stock pursuant to the conversion of the Series A-1, as described further below, may or will exceed the Conversion Caps under the applicable Nasdaq listing rules. Accordingly, to ensure compliance with Nasdaq listing rules, the Company must obtain the approval of the Company’s shareholders for the issuance of these shares pursuant to the conversion of the Series A-1. The Certificate of Designation for the Series A-1 is attached to this Proxy Statement as Annex B.

The Company has 4,925 shares as Series A-1 outstanding, which are convertible into shares of the Company’s common stock, at a conversion price, of $7.50 per share (656,667 shares of common stock). The Series A-1 is convertible into a number of shares of common stock as is determined by (i) multiplying the number of shares of Series A-1 to be converted by the stated value of $1,000 per share, (iii) adding to the result all accrued and accumulated and unpaid dividends on such shares of Series A-1 to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. As of the record date, there were no dividends (accrued, accumulated or unpaid) on the Series A-1. Pursuant to the Series A-1 Certificate of Designation, the Company cannot issue shares of common stock in excess of the Conversion Caps, unless and until the Company obtains shareholder approval allowing the issuance of common stock as required under the Nasdaq Listing Rules.

Forward Industries (Asia-Pacific) Corporation (“FC”), an entity controlled by Mr. Terence Wise, the Company’s former Chairman and Chief Executive Officer, is the beneficial holder of the Series A-1. Assuming the conversion of all of the outstanding Series A-1 converted at $7.50 per share, FC would beneficially own approximately [●]% shares of common stock (which includes 163,355 shares of common stock it or he currently owns). Such shares would constitute approximately [●]% of the outstanding common stock as of the record date adjusted for the additional shares issued upon conversion. Upon conversion of these shares, FC’s beneficial ownership will exceed the Conversion Caps, thus shareholder approval is required to remove the conversion restrictions. The closing price of the Company’s common stock on the record date was $[●].

Reason for Proposal

The Company’s common stock is listed on Nasdaq, and, as a result, we are subject to the Nasdaq listing standards set forth in the Nasdaq listing rules and, thus, we are required under Nasdaq Listing Rule 5635 to obtain shareholder approval to remove the Conversion Caps. This is being proposed in connection with the Company’s belief that the conversion of the Series A-1 benefits the Company by improving the Company’s capital structure and providing additional flexibility for future corporate needs.

Impact on Shareholders of Approval or Disapproval of this Proposal

If this proposal is approved, the Company will be permitted to issue shares of common stock issuable upon the conversion of the Series A-1 in excess of the Conversion Caps. Further, existing shareholders will suffer dilution in ownership interest and voting rights as a result of the issuance of shares of common stock pursuant to the conversion of the Series A-1.

Recommendation of the Board

The Board recommends that the shareholders vote “FOR” the Nasdaq 20% Issuance Proposal – Series A-1.

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PROPOSAL 3. ADJOURNMENT

General

The Company is asking its shareholders to approve, if necessary, a proposal to adjourn the Special Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the shareholders at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Recommendation of the Board

The Board recommends a vote “FOR” this Adjournment Proposal.

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OWNERSHIP OF OUR STOCK

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788. Applicable percentages are based on [●] shares outstanding as of the record date, which is a future date. All ownership amounts and placeholders will be updated in the Definitive Proxy Statement to reflect actual beneficial ownership as of the record date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, preferred stock and warrants, currently exercisable or convertible, or exercisable or convertible within 60 days of the record date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Forward believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options and warrants or options and warrants that have or will vest and become exercisable within 60 days of the record date.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership	Percent Beneficially Owned

Directors and Named Executive Officers:
Common Stock	Michael Pruitt (1)	0	0%
Common Stock	Kathleen Weisberg (2)	0	0%
Common Stock	Terence Wise (3)	181,395	[●]%
Common Stock	Robert Wild (4)	3,425	*
Common Stock	Tom KraMer (5)	16,803	[●]%
Common Stock	Sharon Hrynkow (6)	21,876	[●]%
Common Stock	Sangita Shah (7)	36,346	[●]%
Common Stock	Keith Johnson (8)	0	0%
Common Stock	All directors and executive officers as a group (7 persons)	78,450	[●]%

5% Shareholders:
Common Stock	Forward Industries (Asia-Pacific) Corporation (9)	181,395	[●]%
Common Stock	Jenny Yu (10)	111,357	[●]%
Common Stock	C/M Capital Master Fund, LP (11)	93,000	[●]%

———————

* Less than one percent.

(1)	Pruitt. Mr. Pruitt is a director and executive officer.

(2)	Weisberg. Ms. Weisberg is an executive officer.

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(3)	Wise. Mr. Wise is a former Chief Executive Officer. He is a Named Executive Officer for fiscal 2025. Does not include shares underlying Series A-1 Preferred Stock which do not have voting rights and contain a 19.99% conversion limitation. See footnote 9 below.

(4)	Wild. Mr. Wild is an executive officer of one of the Company’s wholly-owned subsidiaries. Includes 2,744 vested stock options.

(5)	KraMer. Mr. KraMer is an executive officer of one of the Company’s wholly-owned subsidiaries.

(6)	Hrynkow. Dr. Hrynkow is a director. Includes 20,390 vested stock options.

(7)	Shah. Ms. Shah is a director. Includes 25,233 vested stock options and shares of common stock owned by an entity which she and her husband control.

(8)	Johnson. Mr. Johnson is a director.

(9)	Forward China. Mr. Terence Wise is a former officer and director and is a principal of Forward Industries (Asia-Pacific) Corporation. Does not include shares underlying Series A-1 Preferred Stock which do not have voting rights and contain a 19.99% conversion limitation.

(10)	Yu. Address is 9255 Doheny Rd., Apartment 2905, West Hollywood, California, 90069.

(11)	C/M. Address is 1111 Brickell Ave, Suite 2920, Miami, FL 33131. Does not include shares of common stock underlying Series B Preferred Stock or warrants which each contain a 9.99% conversion limitation.

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OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Special Meeting, in order to ensure that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

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FORWARD INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 4, 2025 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:	Call 1 (800) 690-6903

INTERNET:	https://www.proxyvote.com

Before the Meeting – Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 3, 2025 (the day before the Special Meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/FWD2025SM. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions

Control ID:

Proxy ID:

Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

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The shareholder(s) hereby appoints Michael Pruitt and Kathleen Weisberg, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of FORWARD INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholder to be held on September 4, 2025 at 10:00 a.m. Eastern Time virtually via live webcast at www.virtualshareholdermeeting.com/FWD2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” Proposal 1, Proposal 2, and Proposal 3. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To approve an amendment to Forward’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 300,000,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐

2. To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of Forward’s common stock pursuant to the conversion of Series A-1 Preferred Stock without giving effect to the Share Cap or the Individual Holder Share Cap contained in the Series A-1 Certificate of Designation.	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.	FOR ☐ AGAINST ☐ ABSTAIN ☐

Control ID:

Proxy ID:

Password:

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Annex A

Proposed Amendment to the Certificate/Articles of Incorporation

Paragraph THIRD relating to the Company’s stock is amended to increase the number of shares of common stock the Company shall have the authority to issue from 40,000,000 shares of common stock with a par value of $0.01 to 300,000,000 shares of common stock with a par value of $0.01. Paragraph THIRD is hereby amended to read in its entirety as follows:

THIRD: The aggregate number of shares which the Corporation shall have authority to issue is three hundred and four million (304,000,000), $.01 par value per share, of which four million (4,000,000) shall be designated as “preferred stock” and three hundred million (304,000,000) shall be designated “common stock”.

A-1

Annex B

Series A-1 Certificate of Designation

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF

INCORPORATION OF FORWARD INDUSTRIES, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

The undersigned, being the Chief Financial Officer of Forward Industries, Inc. (the “Corporation”), a corporation organized and existing under Business Corporation Law of the State of New York (the “NYBCL”), hereby certifies as follows, pursuant to Sections 502 and 805 of the NYBCL:

(1) The name of the Corporation is Forward Industries, Inc. The name under which the Corporation was formed was Progress Heat Sealing Co., Inc.

(2) The Certificate of Incorporation of the Corporation (the “COI”) was originally filed on March 6, 1961.

(3) This Certificate of Amendment (“COD”) to the COI was authorized by the vote of the Board of Directors of the Corporation (“Board”) pursuant to Section 502 of the NYBCL.

(4) The Corporation is authorized to issue a total of 2,700 shares of Preferred Stock designated as Series A-1 Convertible Preferred Stock, with a par value of $0.01 per share (“Series A-1”). Immediately prior to the filing of this COD (the “Effective Time”), there are 2,700 shares of Series A-1 authorized, and 2,425 shares of Series A-1 issued and outstanding.

(5) The amendment of the Corporation’s COI effected by this COD is to increase the number of authorized shares of Series A-1 by 4,000 shares, from 2,700 to 6,700, as authorized by Section 502(c) of the NYBCL. Except as otherwise set forth in the preceding sentence, the designations, rights, preferences, and limitations of the Series A-1 are unchanged, including its par value.

(6) Immediately after the Effective Time, there will be 6,700 shares of Series A-1 authorized with 2,425 shares issued and outstanding.

(7) Article FIFTH is hereby amended and restated in its entirety as follows:

The Corporation’s Board has designated 6,700 shares of Preferred Stock as Series A-1 Convertible Preferred Stock, which shall have the following designations, rights, preferences and limitations:

Series A-1 Convertible Preferred Stock

1. Designation. The Corporation designates a series of preferred stock, consisting of 6,700 shares, with a stated value of $1,000 per share (the “Stated Value”) (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to such stock), as Series A-I Convertible Preferred Stock (the “Series A-1”) which shall have the designations, rights, preferences and limitations described in this Article FlFTH. The Series A-1 will rank, with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, (1) senior to all classes or series of the Corporation’s Common Stock (the “Common Stock”) and to all other equity securities issued by the Corporation other than equity securities referred to in clauses (2) and (3) of this Section 1 (“Junior Stock”); (2) on a parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on a parity with the Series A-1 Convertible Preferred Stock with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up (“Parity Stock”); (3) junior to all equity securities issued by the Corporation with terms specifically providing that those equity securities rank senior to the Series A-1 with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up (“Senior Stock”); and (4) junior to all of the Corporation’s existing and future indebtedness.

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2. Redemption. The shares of Series A-l are not redeemable.

3. Voting Rights. The holders of shares of Series A-1 shall not have any voting rights, except as set forth herein.

 4. Liquidation. Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of Junior Stock, each holder of Series A-1 shall be entitled to receive out of assets of the Corporation legally available therefor: (i) an amount per share equal to the Stated Value of cash and/or other property received by the Corporation pursuant to such liquidation, dissolution or winding up, and (ii) the same amount that a holder of the Corporation’s Common Stock would receive on an as-converted basis (without regard to the Conversion Restrictions or any other conversion limitations hereunder). Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible.

5. Remedies, Characterizations. Other Obligations, Breaches and Injunctive Relief. The remedies provided for hereunder, shall be cumulative and in addition to all other remedies available under this COD, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this COD.

6. Conversion.

(a) Subject to the Conversion Restrictions, the Series A-1 shall be convertible at the option of the holder into that number of shares of Common Stock as is determined by (i) multiplying the number of shares of Series A-1 to be converted by the Stated Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such shares of Series A-1 to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion.1 The “Conversion Price” applicable to the Series A-1 shall initially be equal to $7.50. Such initial Conversion Price, and the rate at which shares of Series A-1 may be converted into shares of Common Stock, shall be subject to adjustment as provided in Section 7.

(b) Notwithstanding the foregoing or anything else in this COD to the contrary, unless and until the Stockholder Approval (to the extent required under the listing rules of NASDAQ) is obtained, (i) the holders shall not have the right to acquire shares of Common Stock, and the Corporation shall not be required to issue shares of Common Stock, in excess of the Share Cap and (ii) no Holder shall have the right to acquire shares of Common Stock, and the Corporation shall not be required to issue shares of Common Stock to such holder, in excess of such holder’s individual Holder Share Cap (collectively, the “Conversion Restrictions”), and in each case, the Corporation shall obtain Stockholder Approval of such issuances.

7. Stock Dividends, Stock Splits and Combinations. If the Corporation, at any time while any Series A-l shares are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be adjusted proportionately. Any adjustment made pursuant to this Section 7 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

8. Acquired Series A-1. Any shares of Series A-I that are converted or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the Holders of Series A-l following conversion or acquisition.

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1 Product of $1,000 Stated Value Multiplied 1,700 shares divided by $7.50 = 226,667 shares of common stock

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9. Noncircumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its COI including by the filing of any COD (however such document is named), bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this COD, and will at all times in good faith carry out all the provisions of this COD and take all action as may be required to protect the rights of the Holders.

10. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, without first obtaining the written consent of at least a majority of the outstanding Series A-1, the Corporation shall not: (a) amend or repeal any provision of, or add any provision to, its COI or bylaws, or file any Certificate of Amendment (however such document is named) to create a Senior Stock, Parity Stock or any class or any series of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Series A-1; or (b) increase or decrease (other than by conversion) the authorized number of Series A-1.

11. Amendment. Except for the Conversion Restrictions of this COD, or as otherwise required by law, this COD may be amended by the written consent or affirmative vote of at least a majority of the outstanding Series A-1.

12. Waiver. Except for the Conversion Restrictions set forth in Section 7 of this COD and as otherwise set forth in Section 11 of this COD, any of the rights, powers, preferences, privileges, restrictions, qualifications, limitations and other terms of the Series A-1 set forth herein may be waived on behalf of all Holders of Series A-1 by the written consent or affirmative vote of at least a majority of the outstanding Series A- l.

13. Specific Shall Not Limit General. No specific provision contained in this COD shall limit or modify any more general provision contained herein.

14. Definitions. As used herein with respect to Series A-1:

“ Common Stock” has the meaning set forth in Section 1.

“ Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“ Conversion Price” has the meaning set forth in Section 6(a).

“ Conversion Restrictions” has the meaning set forth in Section 6(b).

“ Corporation” means Forward Industries, Inc.

“ Individual Holder Share Cap” means, with respect to any individual Holder, the maximum number of shares of Common Stock that could be issued by the Company to such Holder without triggering a change of control under NASDAQ Stock Market Rule 5635 (or its successor).

“ Junior Stock” has the meaning set forth in Section 1.

“ NASDAQ” means the Nasdaq Stock Market, LLC.

“ Parity Stock” has the meaning set forth in Section 1.

“ Senior Stock” has the meaning set forth in Section 1.

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“ Series A” means Series A-1 Preferred Stock.

“ Share Cap” means a number of shares of Common Stock equal to the product of (i) 0.199 and (ii) 1,101,070 (subject to adjustment in the event of a stock split, stock dividend, combination or other proportionate adjustment).

“ Stated Value” has the meaning set forth in Section 1.

“ Stockholder Approval” means, to the extent required by the listing rules of NASDAQ Stock Market, the approval by the stockholders of the Company to remove the Share Cap and/or the Individual Holder Share Cap, as applicable, in accordance with NASDAQ Stock Market Rule 5635 (or its successor)

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed by its Chief Financial Officer as of March 13, 2025.

FORWARD INDUSTRIES, INC.

By: /s/ Kathleen Weisberg

Name: Kathleen Weisberg

Title: Chief Financial Officer

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